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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) August 31, 2000




                         MILLER BUILDINGS SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




            Delaware                      0-04651                36-3228778
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)




58120 Country Road 3 South, P.O. Box 1283,                          46515
            Ekhart, Indiana
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 (Address of principal executive offices)                         (Zip Code)




                                 (219) 295-1214
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     On August 31, 2000, Miller Buildings Systems, Inc., a Delaware corporation (the "Company"), Coachmen Industries, Inc., an Indiana corporation ("COA"), COA Housing Group, Inc., an Indiana corporation and a wholly owned subsidiary of COA ("Parent"), and Miller Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent, executed an Agreement and Plan of Merger, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibit is filed as part of this report:

     Exhibit Number      Document
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     10.1                Agreement and Plan of Merger, dated as of August 22,
                         2000, by and between Miller Building Systems, Inc.,
                         Coachmen Industries, Inc., COA Housing Group, Inc. and
                         Miller Acquisition Corporation (incorporated by reference to Exhibit 99.1 to the Form 8-K of Coachmen
                         Industries, Inc., filed with the Securities and Exchange Commission on September 6, 2000)




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MILLER BUILDINGS SYSTEMS, INC.
Date: September 7, 2000


                                        By:  /s/  Edward C. Craig
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                                             Edward C. Craig
                                             Chairman and
                                             Chief Executive Officer









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